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                                                                   EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the General Partner
Prost Partners Limited Partnership

To the Board of Directors
Beverage Works, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                        /s/ CORBIN & WERTZ
                                        ----------------------------
                                            Corbin & Wertz


Irvine, California
January 10, 1997